AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
VARIABLE ACCOUNT B
GEMSTONE LIFESM VUL
FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

AIG LIFE INSURANCE COMPANY
VARIABLE ACCOUNT II
GEMSTONE LIFESM VUL
FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

Supplement dated June 19, 2009
to POLICY PROSPECTUSES,
AS SUPPLEMENTED

          American International Life Assurance Company of New York and AIG Life Insurance Company (referred to hereinafter individually as the "Company") are amending their respective Gemstone LifeSM VUL variable universal life insurance Policy prospectuses for the purpose of providing you with information regarding the liquidation and termination of the AllianceBernstein Utility Income Portfolio (the "Portfolio"), a series of AllianceBernstein Variable Products Series Fund, Inc. (the "Trust"). You have been sent this supplement because you are the owner of a Policy affected by the liquidation of the Portfolio.

          The Board of Directors (the "Board") of the Trust approved the liquidation and termination of the Portfolio at a meeting held on May 5-7, 2009. The liquidation is expected to be effective in the third quarter of 2009 on or about September 25th (the "Liquidation Date").

          In connection with this anticipated liquidation of the Portfolio, the Company would be required to pay you all of your Policy account value you have invested in the Portfolio. The rules of the federal Internal Revenue Code would treat this distribution to you as a surrender of the Policy account value. This surrender would be reportable to the Internal Revenue Service and may be taxable to you. Therefore, in order to avoid the potential of current taxation, the Company will allocate the funds invested in the subaccount supported by the Portfolio on the Liquidation Date to the Fidelity VIP Money Market Portfolio - Initial Class (the "Fidelity VIP Money Market Portfolio"), a variable investment option available in your Policy. In addition, existing instructions or instructions received on or after the Liquidation Date for new premium allocations, transfers, dollar cost averaging or automatic rebalancing into or out of the Portfolio, as applicable, will automatically be corrected to replace the Portfolio with the Fidelity VIP Money Market Portfolio. You may at any time thereafter, pursuant to the transfer provisions contained in your Policy, transfer the Policy account value out of the Fidelity VIP Money Market Portfolio to any other variable investment option supported by your Policy.

          Please note that we must receive instructions from you to transfer your Policy account value out of the Portfolio prior to 3:00 p.m. Central Time ("CT") on the business day prior to the Liquidation Date if you do not wish to have the liquidation proceeds allocated to the Fidelity VIP Money Market Portfolio. At any time before 3:00 p.m. CT on the business day prior to the Liquidation Date, you may transfer your Policy account value in the Portfolio to any of the other variable investment options supported by your Policy. Please review your fund prospectuses for information about the other variable investment options. For additional fund prospectus copies, please contact our Administrative Center at the telephone number shown below.

          If we receive any instruction from you for new premium allocation, transfer, dollar cost averaging, or asset rebalancing (as applicable to your Policy) into or out of the Portfolio after 3:00 p.m. CT on the business day prior to the Liquidation Date, such transaction will be delayed until after 3:00 p.m. CT on the business day following the Liquidation Date, then executed into or out of the Fidelity VIP Money Market Portfolio investment option.

          If you have Policy account value invested in the Portfolio, you may complete the enclosed transfer form to give us instructions to transfer your Policy account value and/or the enclosed allocation change form to change your premium allocation and/or deduction. You may return the form(s) in the enclosed postage paid envelope. You can also call the Company's Administrative Center at the telephone number below.

          Neither our automatic transfer of the liquidated proceeds to the Fidelity VIP Money Market Portfolio, nor your transfer of assets out of the Portfolio prior to the liquidation or out of the Fidelity VIP Money Market Portfolio within 60 days after the Liquidation Date, will count against the free transfers that you are permitted to make in a Policy Year.

          For a period of time after the liquidation, the Company may provide you with confirmations, statements and other reports that contain the name of this formerly available Portfolio.

          Should you have any questions, you may contact our Administrative Center at 1-800-340-2765.